Exhibit 10.18

EXECUTION COPY

TERMINATION AND RELEASE AGREEMENT

THIS TERMINATION AND RELEASE AGREEMENT (this “Agreement”), effective as of October 1, 2014 (the “Termination Date”), by and between Zynerba Pharmaceuticals, Inc., a Delaware corporation with its principal place of business located at 712 5th. Ave., New York N.Y. 10019, and successor-in-interest to AllTranz, Inc. (“Zynerba”), and Buzzz Pharmaceuticals Ltd., a company incorporated in the Republic of Ireland with its principal place of business located at 15 Main Street, Raheny, Dublin 5, Ireland (“BUZZZ PHARMA”).  Each of Zynerba and BUZZZ PHARMA may be referred to collectively as the “Parties” or individually as a “Party.”

RECITALS

WHEREAS, Zynerba and BUZZZ PHARMA are parties to that certain Development Services Agreement dated as of December 11, 2013 (the “Development Services Agreement”), that certain Option Agreement dated as of December 11, 2013 (the “Option Agreement”), and that certain License Agreement dated as of December 11, 2013 (the “License Agreement” and, together with the Development Services Agreement and the Option Agreement, the “Terminated Agreements”) relating to certain research studies for the development of an abuse deterrent transdermal system whose first application would be for the delivery of oxymorphone;

WHEREAS, Zynerba and BUZZZ PHARMA desire to terminate the Terminated Agreements and provide for such additional terms and conditions in connection therewith as are set forth herein;

WHEREAS, Zynerba has obtained, and has delivered to BUZZZ PHARMA evidence of, the cancellation and release by the Kentucky Economic Development Finance Authority (“KEDFA”) of KEDFA’s assignment, security interest and lien on the Transferred IP (as defined below) and the reassignment of such Transferred IP from KEDFA to Zynerba, and such cancellation, release and reassignment of such Transferred IP from KEDFA to Zynerba has been submitted to the U.S. Patent and Trademark Office for recording purposes, with evidence of the same provided to BUZZZ PHARMA;

WHEREAS, Zynerba seeks to assign and transfer to BUZZZ PHARMA, and BUZZZ PHARMA seeks to acquire, all of Zynerba’s rights, interest and title in and to the Transferred IP; and

WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Terminated Agreements.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.                                      Termination.  Notwithstanding anything set forth in the Terminated Agreements to the contrary, as of the Termination Date, (i) the Terminated Agreements are hereby terminated in their entirety (inclusive of any survival provisions contained therein) and shall be of no further force or effect, including with respect to any financial obligations owed to or by either Party in connection therewith; provided, however, that the confidentiality provisions of the Terminated Agreements (as set forth in Article 4 of each of the Development Services Agreement and the Option Agreement, and Article 6 of the License Agreement) shall survive such termination and continue to be in effect following the Termination Date.

2.                                      Patent Assignment.  Zynerba hereby assigns and transfers, without representation or warranty regarding validity or infringement, all of its rights, title and interest in U.S. Patent No. 8,481,560, issued on July 9, 2013 (the “Patent”), any foreign equivalents thereto, and any U.S. or foreign patents or applications which claim priority from the Patent or U.S. application number 13/079,758 as fully listed on Schedule A (collectively, the “Transferred IP”), free and clear of the lien of, and any security interest or assignment to, KEDFA, and for no monetary consideration, to BUZZZ PHARMA.  Contemporaneously with the Parties’ execution of this Agreement, Zynerba shall execute the assignment attached hereto as Exhibit 1, of the Transferred IP from Zynerba to BUZZZ PHARMA.  This Agreement shall not be deemed valid or effective until Zynerba has provided BUZZZ PHARMA with evidence of the submission of the cancellation and release of KEDFA’s assignment and any security interest and/or lien on the Transferred IP to the U.S. Patent and Trademark Office for recording purposes, and the executed assignment of the Transferred IP from Zynerba to BUZZZ PHARMA has been delivered to BUZZZ PHARMA.

3.                                      Know-How Transfer.  Contemporaneously with the Parties’ execution of this Agreement (either in person in New York, New York, or at BUZZZ PHARMA’s discretion, by shipment on the Termination Date via the method chosen by BUZZZ PHARMA), Zynerba shall transfer, to the extent commercially reasonable and without representation or warranty, copies of those portions of relevant lab notebooks and any pre-existing paper or electronic documents, records, files, or reports that relate solely to the Patent, the Product, the Stud(ies), and the Project (as such terms are defined under the Development Services Agreement) (collectively, “the Project Know-How”), and Zynerba shall provide BUZZZ PHARMA with written certification from Stan Banks that such transfer is reasonably complete.  Should BUZZZ PHARMA thereafter notify Zynerba that such production is incomplete or insufficient and specifically identify in writing missing documents or categories of documents and provide a reason why BUZZZ PHARMA believes they exist, Zynerba shall use commercially reasonable efforts to provide BUZZZ PHARMA, as expeditiously as possible, with any documents, or categories of documents, specifically identified as missing.  Zynerba is under no obligation to compile, author, or create any additional documents for BUZZZ PHARMA concerning the Patent, the Product, the Study(ies), and/or the Project.  Within 60 days of the Termination Date, upon five-days’ notice from BUZZZ PHARMA, Zynerba shall make available to BUZZZ PHARMA, for either in-person or telephonic conferences (at BUZZZ PHARMA’s sole discretion, provided that any required travel would be at BUZZZ PHARMA’s sole cost and expense) at a mutually convenient date and time during regular business hours of 9:30 am to 5:30 pm, the consulting services of Stan Banks regarding the Patent, the Product, the Stud(ies), and the Project, for an aggregate of 20 hours (including travel time).  To the extent Zynerba uses Stan Banks to compile, collect, review, analyze or otherwise be involved in the transfer of the Project Know-How to BUZZZ PHARMA, any part of Stan Banks’ time dedicated to such activities, before or after the Termination Date, shall not be counted against the 20 hours for which Stan is to be available for consulting services to BUZZZ PHARMA.

4.                                      Release by BUZZZ PHARMA.  Except as necessary to enforce the terms of this Agreement, and in exchange for and in consideration of the promises, covenants, and agreements set forth herein, BUZZZ PHARMA, on behalf of BUZZZ PHARMA, its Affiliates, and the successors and assigns of BUZZZ PHARMA and its Affiliates, hereby releases and forever discharges Zynerba, its Affiliates, and each of their respective representatives, directors, shareholders, members, trustees, officers, directors, managers, employees, agents, attorneys, partners, subsidiaries, Affiliates, divisions, parents, predecessors, and successors and assigns of the foregoing, including, without limitation, AllTranz, Inc., from any and all claims, counterclaims, demands, causes of action, damages, liabilities, losses, costs, expenses or obligations whatsoever, whether in law or equity, known or unknown, foreseen or unforeseen, and whether or not discoverable (all of the foregoing, collectively, “Claims”), which BUZZZ PHARMA and its Affiliates have or may have against Zynerba and its Affiliates from the beginning of time until the Termination Date, other than claims relating to a breach of or inaccurate representation or warranty made under this Agreement.  BUZZZ PHARMA hereby represents and warrants that it has not assigned any of the foregoing Claims to any other person or entity.  “Affiliate” means, with respect to a Party, any other person or entity that, directly or indirectly, controls, is under common control with, or is controlled by, such Party, as of the date hereof.

5.                                      Release by Zynerba.  Zynerba, on behalf of Zynerba, its Affiliates, and the successors and assigns of Zynerba and its Affiliates, hereby releases and forever discharges BUZZZ PHARMA, its Affiliates, and each of their respective representatives, directors, shareholders, members, trustees, officers, directors, managers, employees, agents, attorneys, partners, subsidiaries, Affiliates, divisions, parents, predecessors, and successors and assigns of the foregoing from any and all Claims, which Zynerba and its Affiliates (including any and all predecessors such as AllTranz, Inc.) have or may have against BUZZZ PHARMA and its Affiliates from the beginning of time until the Termination Date, other than claims relating to a breach of or inaccurate representation or warranty made under this Agreement.  Zynerba represents and warrants that it has not assigned any of the foregoing Claims to any other person or entity.

6.                                      Patent Costs.  BUZZZ PHARMA shall pay for all costs and expenses relating to the filing, prosecution and maintenance of the Patent and any other Transferred IP after the Termination Date.  A printout of upcoming deadlines as entered into a patent docketing system for the Transferred IP is attached hereto at Schedule C.

7.                                      Cooperation and Further Assurances.  The Parties shall execute and deliver all such other and further documents and perform all such further acts that may be reasonably necessary to effectuate the terms and provisions of this Agreement.  Zynerba shall reasonably cooperate with BUZZZ PHARMA to obtain and provide all necessary documents (including, but not limited to, assignments, oaths and declarations) from Zynerba and any current or former employees of Zynerba (or AllTranz, Inc.) in connection with all Intellectual Property (as that term is defined in the Development Services Agreement) generated or conceived during the course of, or arising from, the Stud(ies) and/or the Project.  Further, contemporaneously with the Parties’ execution of this Agreement, Zynerba shall provide BUZZZ PHARMA with a fully-executed assignment of United States Provisional Patent Application Serial No. 62/026,195, filed July 18, 2014 and entitled “Transdermal Patch” (the “BUZZZ PHARMA Patent”) to BUZZZ

PHARMA, in the form provided by BUZZZ PHARMA to Zynerba, which shall be attached hereto at Exhibit 2.  This Agreement shall not be deemed valid or effective until the executed assignment of the BUZZZ PHARMA Patent from Zynerba to BUZZZ PHARMA has been delivered to BUZZZ PHARMA.

8.                                      Covenant Not to Sue.  Zynerba covenants not to sue BUZZZ PHARMA or any former employee of Zynerba (or AllTranz, Inc.) (“Former Employee”) for such Former Employees’ past, current or future work for BUZZZ PHARMA relating solely to an abuse deterrent patch to deliver any of the compounds listed on Schedule B.  For the avoidance of doubt, buprenorphine (BUP) is excluded from Schedule B.  Nothing in this Agreement shall prevent any suit by Zynerba against BUZZZ PHARMA or any Former Employee in connection with any breach by BUZZZ PHARMA and/or any Former Employee of any surviving, existing or ongoing confidentiality obligations to Zynerba, including, without limitation, those confidentiality obligations set forth in Section 1 above, and any and all confidentiality obligations of Former Employees to protect and refrain from using Zynerba confidential information as set forth in any confidentiality agreements between Zynerba and such Former Employees.

9.                                      Non-Competition.  For a period of two years immediately following the Termination Date, (i) Zynerba shall not directly or indirectly compete with BUZZZ PHARMA in the oxymorphone market anywhere in the world, including by developing, manufacturing, using, marketing, distributing, or selling any oxymorphone abuse deterrent product, and (ii) BUZZZ PHARMA shall not directly or indirectly compete with Zynerba in the market relating to transdermal and topical products containing tetrahydrocannabinol (THC) or cannabidiol (CBD), including any prodrugs thereof, anywhere in the world.

10.                               Confidentiality.  The Parties shall keep the existence and contents of this Agreement confidential except where required by applicable law and regulations, or valid judicial process, and no press releases or public announcements shall be made regarding the existence and contents of this Agreement.  Disclosure of this Agreement and its terms may be made to either Party’s existing and prospective business partners, financiers, investors, successors, assignees and advisors on a need to know basis under an obligation of confidentiality and as required in connection with regulatory filings with the Securities and Exchange Commission or other regulatory bodies, including but not limited to any S-l filings.

11.                               Costs and Expenses.  Each Party shall bear any and all of its own costs and expenses incurred in connection with the negotiation and preparation of this Termination Agreement.

12.                               Representations and Warranties.  Each Party hereby represents and warrants to the other Party that (a) it has all corporate power and rights to enter into the Agreement; (b) the person executing this Agreement on behalf of such Party is authorized to execute this Agreement; (c) this Agreement is a legal and valid binding obligation upon such Party, enforceable against such Party in accordance with its terms; (d) the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding, oral or written, to which such party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it; and (e) there is no action, suit, dispute, or governmental, administrative, arbitration, investigation, or regulatory proceeding pending or threatened in writing against or relating to such Party that could prevent the carrying out of this Agreement.  To Zynerba’s actual knowledge, as of its assignment of the Transferred IP to BUZZZ PHARMA, (a) it exclusively owns all right, title and interest in and to the Transferred IP; (b) it has no outstanding encumbrances or agreements, whether written or oral, relating to the use of the Transferred IP anywhere in the world; and (c) it has not granted any similar rights, licenses, consents, or privileges to any third party with respect to the Transferred IP anywhere in the world.

13.                               Force Majeure.  Neither of the Parties shall be liable for any default or delay caused by any contingency beyond its control, including, without limitation, war restraints affecting shipping, strikes, lockouts, fires, accidents, floods, droughts, natural calamities, short or reduced supply of fuel or of raw material, demand or requirements of any governmental agency or authority, restraining orders or decrees of any court or judge having jurisdiction in the premises.  The Party affected by any contingency hereunder shall give written notice to the other Party upon becoming aware of a force majeure delay and shall use all reasonable efforts to remove the contingency.  The affected Party shall complete performance as required by this Agreement immediately after removal or cessation of the cause for the delay and the applicable dates shall be extended accordingly.

14.                               Notices.  Any notices hereunder shall be delivered by overnight delivery with a reputable overnight delivery service, to the following address of the respective parties:

Notice to Zynerba:

Zynerba Pharmaceuticals, Inc.
c/o Phil Wagenheim
712 5th. Ave. 22nd floor
New York N.Y. 10019

Notice to BUZZZ PHARMACEUTICALS LTD:

Dr. Anna Power
Buzzz Pharmaceuticals Ltd.
2 Heytesbury Court, Pembroke Lane,
Dublin 4, Ireland

Notices shall be effective (i) on the date delivered in the case of hand delivery; (ii) on the earlier of the date received (with proof of receipt) or two (2) business days after sending by internationally-recognized overnight delivery service; (iii) three (3) business days after deposit in the mail with proper postage for first-class registered or certified mail prepaid, return receipt requested; or (iv) on the date set forth in the confirmation sheet in the case of facsimile delivery.  A party may change its address listed above by notice to the other party given in accordance with this Section.

15.                               Assignment.  No Party may assign any of its rights or obligations under this Agreement, except to an Affiliate or successor to all or substantially all of the business of such Party to which this Agreement pertains, without the prior written consent of the other Parties.

Any Party may assign this Agreement without the prior written consent of the other Party to an Affiliate or in connection with a merger, reorganization, change of control or sale of all or substantially all of the applicable business or assets of such Party; provided that the successor promptly agrees in writing to the other Party to adhere to all of the terms and conditions of this Agreement or, by operation of law, succeeds to the obligations of the assignor under this Agreement.  Any purported assignment in violation of the foregoing shall be null and void and of no force or effect.  No assignment of this Agreement shall relieve the assigning Party from any of its obligations hereunder.  In the event of a permitted assignment, this Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns.

16.                               Interpretation and Construction.  The term “including” means “including, without limitation,” and “herein”, “hereof, and “hereunder” refer to the respective provisions of this Agreement.

17.                               Entire Agreement.  No promise, inducement or agreement not expressed in this Agreement has been made to any Party in connection with this Agreement.  This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof.

18.                               Amendment.  This Agreement may not be amended or modified except by an instrument in writing signed by authorized representatives of Zynerba and BUZZZ PHARMA.

19.                               No Waiver.  The failure of any Party to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such Party thereafter to enforce such provisions.

20.                               Severability.  If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any law or public policy by a court of competent jurisdiction, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.

21.                               Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any facsimile or electronic copies hereof or signatures hereon shall, for all purposes, be deemed originals.

22.                               Captions and Headings.  The captions and headings in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

23.                               Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws principles.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each Party as of the date first written above.

ZYNERBA PHARMACEUTICALS, INC.

By:	/s/ Philip Wagenheim
Name:	Philip Wagenheim
Title:	President

BUZZZ PHARMACEUTICALS LTD.

By:	/s/ Anna Power
Name:	Anna Power
Title:	CEO Buzzz Pharmaceuticals

Schedule A

Transferred IP

U.S. Patent No. 8,481,560

U.S. Provisional Patent Application Serial No. 61/320,526

European Patent Application No. 11715120

Japanese Patent Application No. 20130502921

Canadian Patent Application No. 2795158

International Application No. PCT/US2011/031135

Schedule B

1.                                      alfentanil,

2.                                      codeine

3.                                      dihydrocodeine,

4.                                      dihydromorphine,

5.                                      dipipanone

6.                                      etorphine,

7.                                      fentanyl,

8.                                      hydrocodone,

9.                                      hydromorphone

10.                               isomethadone,

11.                               levorphanol,

12.                               lofentanil,

13.                               meperidine,

14.                               metazocine,

15.                               methadone,

16.                               morphine,

17.                               norlevorphanol,

18.                               normethadone,

19.                               normorphine,

20.                               oxycodone,

21.                               oxymorphone

22.                               pentazocine,

23.                               phenadoxone

24.                               phenazocine,

25.                               promedol,

26.                               properidine,

27.                               propoxyphene,

28.                               remifentanil

29.                               sufentanil,

30.                               tapentadol

31.                               tilidine

32.                               tramadol

Schedule C

C/M# 102140-	App./Patent No.	Annuity/Response Due	Amount Due	Comments
0138	US Patent	Optional broadening	(not calculated)
	8,481,560	reissue due 7/9/2015
		Maintenance Fee
		4TH 7/9/2016	$800.00	No other costs
		8TH 7/9/2020	$1800.00
		12TH 7/9/2024	$3700.00

0194	European	Annuity Due	$750.00	Also costs for
	application	4/4/2015		prosecution.
	EP11715120
				Response to Office
				Action filed and now
				awaiting EPO
				response

0196	Canadian	4th Annuity Due	$150.00
	application	4/4/2015		Also costs for
	CA2795158	Request for Examination		prosecution after
		Due April 4, 2016	$400.00	examination requested

0195	Japanese	Annuity due 4/4/2015		Request for
	application	lst-3rd Year Fees		examination filed and
	JP2013-		$24.00	now awaiting JPO
	502921	4th-6th Year Fees		Office Action.
			$72.00
				Also costs for
				prosecution

Exhibit 1

Patent Assignment for Recording Purposes

(See attached.)

PATENT ASSIGNMENT

THIS PATENT ASSIGNMENT (this “Assignment”) dated as of October 1, 2014 (the “Effective Date”), is made by Zynerba Pharmaceuticals, Inc., a Delaware corporation and successor-in-interest to AllTranz, Inc. (“Assignor”), to and for the benefit of Buzzz Pharmaceuticals Ltd., a company incorporated in the Republic of Ireland (“Assignee”).

WHEREAS, Assignor is the owner of those United States and foreign patents and patent applications listed on Schedule A hereto (collectively, the “Transferred IP”); and

WHEREAS, Assignee wishes to acquire and Assignor wishes to assign and transfer to Assignee all of Assignor’s right, title and interest in and to the Transferred IP, including any and all patent applications filed in the United States claiming priority therefrom, as well as all divisions and continuations thereof, and in all other countries claiming priority to the Transferred IP, and any and all Letters Patents of the United States and of all other countries that may be granted for such inventions.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

Assignor hereby assigns and transfers to Assignee all of Assignor’s right, title and interest in and to the Transferred IP, including any and all patent applications filed in the United States claiming priority therefrom, as well as all divisions and continuations thereof, and in all other countries claiming priority to the Transferred IP, and any and all Letters Patents of the United States and of all other countries that may be granted for such inventions, for Assignee’s own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives.

(Signature page follows)

IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed as of the date first above written.

ZYNERBA PHARMACEUTICALS, INC.

By:	/s/ Philip Wagenheim
Name:	Philip Wagenheim
Title:	President

State Of New York

County Of New York to wit:

The foregoing was signed before me this 1 day of October, 2014.

by	Colleen Jones
Print Name of signer

	/s/ Colleen Jones	My Commission Expires:	05/05/2018
Notary Signature

Schedule A

Transferred IP

U.S. Patent No. 8,481,560

U.S. Provisional Patent Application Serial No. 61/320,526

European Patent Application No. 11715120

Japanese Patent Application No. 20130502921

Canadian Patent Application No. 2795158

International Application No. PCT/US2011/031135

RELEASE AND CANCELLATION OF CONDITIONAL ASSIGNMENT OF AND SECURITY INTEREST IN INTELLECTUAL PROPERTY

The grant of conditional assignment of and security interest in the patents and applications set forth on Schedule A attached hereto, by and among Zynerba Pharmaceuticals, Inc. (formerly AllTranz, Inc.), a Delaware corporation (“Zynerba”), and the Kentucky Economic Development Finance Authority (“KEDFA”), a governmental agency of the Commonwealth of Kentucky, which was duly recorded on January 13, 2014, at Reel 031950, Frame 0443 in the United States Patent and Trademark Office, is hereby released, and any security interest in, or conditional assignment of, the patents and applications set forth on Schedule A attached hereto, of/to KEDFA, to the extent such security interest and/or conditional assignment is granted therein, is hereby cancelled and terminated and all liens are hereby released. Any and all rights to the patents and applications set forth on Schedule A attached hereto are hereby cancelled, released and relinquished by KEDFA such that the entire right, title, and interest in all such patents and applications granted by the assignment is vested in Zynerba. Effective upon receipt by KEDFA of $500,000.00 (five hundred thousand U.S. Dollars), (a) KEDFA authorizes Zynerba and/or its designees to prepare and file any UCC termination statements with respect to any and all UCC financing statements previously filed by KEDFA with respect to any existing obligations, and (b) KEDFA shall promptly execute and deliver to Zynerba, at the expense of Zynerba, any lien releases, mortgage releases, deed of trust satisfactions, discharges of security interests, and other similar discharge or release documents (in recordable form if applicable) as may be necessary to effectuate the termination and release of the security interests and liens securing the existing obligations.

KEDFA:

KENTUCKY ECONOMIC DEVELOPMENT FINANCE AUTHORITY

By:	/s/ Katie Smith

Title:	Executive Director

Name (please print):	Katie Smith

STATE OF Kentucky

COUNTY OF Franklin

On September 24, 2014, before me, Michelle Sempres Notary Public, personally appeared Katie Smith, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

/s/ Michelle Sempres
(Seal)

My commission expires:	February 19, 2016

ZYNERBA:

Zynerba Pharmaceuticals, Inc.

By:	/s/ Philip Wagenheim

Title:	President

Name (please print):	Philip Wagenheim

STATE OF New York

COUNTY OF New York

On September 24, 2014, before me, Colleen Jones, Notary Public, personally appeared Philip Wagenheim, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

/s/ Colleen Jones
(Seal)

My commission expires:	05/05/2018

SCHEDULE A

The following patents and applications identified in the table below:

Patent No./ Publication No.	Filing Date	Appl. No.	Publication/ Issue Date
20020111377	12/21/2001	10/032,163	08/15/2002
8,449,908	06/20/2005	11/157,034	05/28/2013
20080008745	06/15/2007	11/812249	01/20/2008
7,511,054	09/24/2007	11/860,432	03/31/2009
8,653,271	10/28/2007	11/907,954	02/18/2014
8,293,786	07/30/2008	12/182,974	10/23/2012
20090143762	12/01/2008	12/325,919	06/04/2009
8,227,627	12/01/2008	12/326,036	07/24/2012
8,309,568	02/19/2009	12/388,891	11/13/2012
20090247619	03/06/2009	12/399,392	10/01/2009
20090246265	03/26/2009	12/412,189	10/01/2009
8,435,556	07/29/2009	12/511,226	05/07/2013
20100273895	04/28/2010	12/769,519	10/28/2010
20110052694	08/31/2010	12/873,248	03/03/2011
8,481,560	04/04/2011	13/079758	07/09/2013
20120034293	10/12/2011	13/271,338	02/09/2012
20120202891	04/18/2012	13/318,208	08/09/2012
20120202891	04/18/2012	13/318,208	08/09/2012
20120202892	04/20/2012	13/451,666	08/09/2012
20120289484	07/23/2012	13/555471	11/15/2012
20130123292s	11/07/2012	13/670,865	05/16/2013
N/A	04/02/2010	61/320,526	N/A

Patent No./ Publication No.	Filing Date	Appl. No.	Publication/ Issue Date
WO 2011/123866 Al	April 4, 2011	PCT/US2011/031135	October 6, 2011
JP2013523780	April 4, 2011	JP20130502921	June 17, 2013
CA2795158	April 4, 2011	CA2795158	October 6, 2011
EP2552425	Aprit 4, 2011	EP11715120	February 6, 2013

2014-2684511-94.02
Kentucky Secretary of State
	File Date	9/24/2014 4:26:13 PM
	Status	Active
	Fee	$5.00

UCC FINANCING STATEMENT AMENDMENT

Name and address of filer:

Kentucky Economic Development Finance Authority
300 West Broadway Frankfort, ky 40601	This document is a representation of a filing made electronically at the Kentucky Secretary of State’s web site

INITIAL FINANCING STATEMENT FILE #
2014-2684511-94

Type of Amendment
Termination

NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT

a.	ORGANIZATIONS NAME
Kentucky Economic Development Finance Authority

b.	INDIVIDUAL’S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S) INITIAL(S)	SUFFIX

2008-2302409-30.05
Kentucky Secretary of State
	File Date	9/24/2014 4:24:33 PM
	Status	Active
	Fee	$5.00

UCC FINANCING STATEMENT AMENDMENT

Name and address of filer:

Kentucky Economic Development Finance Authority
300 West Broadway Frankfort, ky 40601	This document is a representation of a filing made electronically at the Kentucky Secretary of State’s web site

INITIAL FINANCING STATEMENT FILE #
2008-2302409-30

Type of Amendment
Termination

NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT

a.	ORGANIZATIONS NAME
Kentucky Economic Development Finance Authority

b.	INDIVIDUAL’S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S) INITIAL(S)	SUFFIX

Assignment

PATENT ASSIGNMENT COVER SHEET

Electronic Version v1.1

Stylesheet Version v1.2

SUBMISSION TYPE:	NEW ASSIGNMENT

NATURE OF CONVEYANCE:	RELEASE OF SECURITY INTEREST

CONVEYING PARTY DATA

Name	Execution Date
KENTUCKY ECONOMIC DEVELOPMENT FINNCE AUTHORITY	09/24/2014

RECEIVING PARTY DATA

Name:	ZYNERBA PHARMACEUTICALS, INC.
Street Address:	712 5TH AVE
City:	NEW YORK
State/Country:	NEW YORK
Postal Code:	10019

PROPERTY NUMBERS Total: 21

Property Type	Number
Patent Number:	8449908
Patent Number:	7511054
Patent Number:	8653271
Patent Number:	8293786
Patent Number:	8227627
Patent Number:	8309568
Patent Number:	8435556
Patent Number:	8481560
Application Number:	10032163
Application Number:	11812249
Application Number:	12325919
Application Number:	12399392

1

Application Number:	12412189
Application Number:	12769519
Application Number:	12873248
Application Number:	13271338
Application Number:	13318208
Application Number:	13451666
Application Number:	13555471
Application Number:	13670865
PCT Number:	US2011031135

CORRESPONDENCE DATA

Fax Number:	(212)983-3115
Phone:	2126926704
Email:	tslonim@mintz.com

Correspondence will be sent to the e-mail address first; if that is unsuccessful, it will be sent using a fax number, if provided, if that is unsuccessful, it will be sent via US Mail.

Correspondent Name:	MINTZ LEVIN COHN FERRIS GLOVSKY
Address Line 1:	666 THIRD AVENUE, 24TH FL.
Address Line 4:	NEW YORK, NEW YORK 10017

NAME OF SUBMITTER:	TIMUR E. SLONIM

Signature:	/s/ Timur E. Slonim

Date:	09/25/2014

Total Attachments: 6

source=KEDFA release - Executed (2)#page1.tif

source=KEDFA release - Executed (2)#page2.tif

source=KEDFA release - Executed (2)#page3.tif

source=KEDFA release - Executed (2)#page4.tif

source=KEDFA Equip Lien Release#pagel.tif

source=KEDFA Equip Lien Release#page2.tif

RECEIPT INFORMATION

EPAS ID:	PAT3037981
Receipt Date:	09/25/2014

2

Exhibit 2

Assignment of BUZZZ PHARMA Patent

ASSIGNMENT

WHEREAS, AUDRA LYNN STINCHCOMB, DANA CARMEL HAMMELL, STAN LEE BANKS and JOSH ELDRIDGE (hereinafter, referred to collectively as the “Inventors”) are the makers of certain inventions which are the subject of:

•                  United States Provisional Patent Application Serial No. 62/026,195, filed July 18, 2014, entitled “Transdermal Patch” (“the Application”);

WHEREAS, Zynerba Pharmaceuticals, Inc., a Delaware corporation with its principal place of business located at 712 5th. Ave., New York N.Y. 10019, and successor-in-interest to AllTranz, Inc. (hereinafter, referred to as the “Assignor” or “Zynerba”), by virtue of its employment relationship with the Inventors, and the assignments by the Inventors to Zynerba of their entire right, title, and interest in and to the Application and the inventions disclosed therein, is the owner of the entire right, title, and interest in and to the Application and the inventions disclosed therein;

WHEREAS, under the Development Services Agreement dated December 11, 2013, between Zynerba and BUZZZ PHARMACEUTICALS LTD. (and the rights granted to BUZZZ PHARMACEUTICALS LTD. thereunder, including but not limited to Article 3 therein) BUZZZ PHARMACEUTICALS LTD. is entitled to the entire right, title and interest in and to the Application and the inventions disclosed therein; and

WHEREAS, BUZZZ PHARMACEUTICALS LTD. (hereinafter, the “Assignee”) desires to acquire the entire right, title, and interest in and to the Application and the inventions disclosed therein, including any and all patent applications filed in the United States thereupon, as well as all divisions and continuations thereof, and in all other countries claiming priority to the Application and the inventions disclosed therein, and any and all Letters Patent of the United States and of all other countries that may be granted for such inventions, and Assignors desire to assign all such rights to Assignee;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Zynerba does hereby assign and transfer to Assignee, its successors and assigns, the entire right, title, and interest in and to the Application and the inventions disclosed therein, including any and all patent applications filed in the United States thereupon, as well as all divisions and continuations thereof, and in all other countries claiming priority to the Application and the inventions disclosed therein, and any and all Letters Patent of the United States and of all other countries that may be granted for such inventions.

The Assignor hereby grants the attorney of record the power to insert on this Confirmatory Assignment any further identification which may be necessary or desirable in order to comply with the rules of the United States Patent & Trademark Office for recordation of this document.

[Signature Page Follows]

1

IN WITNESS WHEREOF, I have executed this assignment at	New York, NY	this 29th day of	September,	2014.
	(city, state)	(date)	(month)	(year)

ZYNERBA PHARMACEUTICALS, INC.	/s/ Philip Wagenheim
(Signature)

Philip Wagenheim
(Printed Name)

President
(Title) (on behalf of ZYNERBA
PHARMACEUTICALS, INC.)

ACKNOWLEDGMENT

STATE OF New York	}		Collen A. Jones
	}	SS:	Notary Public New York
COUNTY OF New York	}		No. 01JO6302595 Qualified in Bronx County Commission Exp 05/05/2018

Acknowledged before me, a Notary Public, within and for said County and State. Witness my hand and Notarial Seal this 29th day of September, 2014.

/s/ Colleen Jones
Notary Public (Signature)

Colleen Jones
Printed Name

My Commission Expires:	5/05/2018	Resident of Bronx County.

2

ASSIGNMENT

WHEREAS, AUDRA LYNN STINCHCOMB, DANA CARMEL HAMMELL, STAN LEE BANKS and JOSH ELDRIDGE (hereinafter, referred to collectively as the “Inventors”) are the makers of certain inventions which are the subject of:

•                  United States Provisional Patent Application Serial No. 62/026,195, filed July 18, 2014, entitled “Transdermal Patch” (“the Application”); and

WHEREAS, STAN LEE BANKS (hereinafter referred to as the “Assignor”), by virtue of his employment agreement, has agreed to assign his entire right, title, and interest in and to the Application and the inventions disclosed therein to his employer, Zynerba Pharmaceuticals, Inc., a Delaware corporation with its principal place of business located at 712 5th. Ave., New York N.Y. 10019, and successor-in-interest to AllTranz, Inc.;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, STAN LEE BANKS does hereby assign and transfer to Zynerba, the entire right, title, and interest in and to the Application and the inventions disclosed therein, including any and all patent applications filed in the United States thereupon, as well as all divisions and continuations thereof, and in all other countries claiming priority to the Application and the inventions disclosed therein, and any and all Letters Patent of the United States and of all other countries that may be granted for such inventions; and

The Assignor hereby grants the attorney of record the power to insert on this Confirmatory Assignment any further identification which may be necessary or desirable in order to comply with the rules of the United States Patent & Trademark Office for recordation of this document.

[Signature Page Follows]

1

IN WITNESS WHEREOF, I have executed this assignment at	Lexington, KY	this 18th day of	September,	2014.
	(city, state)	(date)	(month)	(year)

STAN LEE BANKS	/s/ Stan Lee Banks
Inventor (Printed Name)	Inventor (Signature)

ACKNOWLEDGMENT

STATE OF Kentucky	}
	}	SS:
COUNTY OF Fayette	}

Acknowledged before me, a Notary Public, within and for said County and State. Witness my hand and Notarial Seal this 18th day of September, 2014.

/s/ Berkeley Loftin
Notary Public (Signature)

Berkeley Loftin
Printed Name
My Commission Expires:	10/27/16	Resident of Fayette County.

2

ASSIGNMENT

WHEREAS, AUDRA LYNN STINCHCOMB, DANA CARMEL HAMMELL, STAN LEE BANKS and JOSH ELDRIDGE (hereinafter, referred to collectively as the “Inventors”) are the makers of certain inventions which are the subject of:

•                                          United States Provisional Patent Application Serial No. 62/026,195, filed July 18, 2014, entitled “Transdermal Patch” (“the Application”); and

WHEREAS, DANA CARMEL HAMMELL (hereinafter referred to as the “Assignor”), by virtue of her employment agreement with AllTranz, Inc., has agreed to assign her entire right, title, and interest in and to the Application and the inventions disclosed therein to Zynerba Pharmaceuticals, Inc., a Delaware corporation with its principal place of business located at 712 5th. Ave., New York N.Y. 10019, and successor-in-interest to AllTranz, Inc.;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, DANA CARMEL HAMMELL does hereby assign and transfer to Zynerba, the entire right, title, and interest in and to the Application and the inventions disclosed therein, including any and all patent applications filed in the United States thereupon, as well as all divisions and continuations thereof, and in all other countries claiming priority to the Application and the inventions disclosed therein, and any and all Letters Patent of the United States and of all other countries that may be granted for such inventions; and

The Assignor hereby grants the attorney of record the power to insert on this Confirmatory Assignment any further identification which may be necessary or desirable in order to comply with the rules of the United States Patent & Trademark Office for recordation of this document.

[Signature Page Follows]

1

IN WITNESS WHEREOF, I have executed this assignment at Baltimore, MD
(city, state)

This 10th day of September, 2014.
(date)	(month)	(year)

DANA CARMEL HAMMELL	/s/ Dana Hammell
Inventor (Printed Name)	Inventor (Signature)

ACKNOWLEDGMENT’

STATE OF	)
	)	SS:
COUNTY OF	)

Acknowledged before me, a Notary Public, within and for said County and State. Witness my hand and Notarial Seal this 10th day of September, 2014.

/s/ Angela S. Newman
Notary Public (Signature)

/s/ Angela S. Newman
Printed Name

My Commission Expires	7/28/2018	Resident of Baltimore County.

2

ASSIGNMENT

WHEREAS, AUDRA LYNN STINCHCOMB, DANA CARMEL HAMMELL, STAN LEE BANKS and JOSH ELDRIDGE (hereinafter, referred to collectively as the “Inventors”) are the makers of certain inventions which are the subject of:

•                  United States Provisional Patent Application Serial No. 62/026,195, filed July 18, 2014, entitled “Transdermal Patch” (“the Application”); and

WHEREAS, AUDRA LYNN STINCHCOMB (hereinafter referred to as the “Assignor”), by virtue of her employment agreement with AllTranz, Inc., has agreed to assign her entire right, title, and interest in and to the Application and the inventions disclosed therein to Zynerba Pharmaceuticals, Inc., a Delaware corporation with its principal place of business located at 712 5th. Ave., New York N.Y. 10019, and successor-in-interest to AllTranz, Inc.;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, AUDRA LYNN STINCHCOMB does hereby assign and transfer to Zynerba, the entire right, title, and interest in and to the Application and the inventions disclosed therein, including any and all patent applications filed in the United States thereupon, as well as all divisions and continuations thereof, and in all other countries claiming priority to the Application and the inventions disclosed therein, and any and all Letters Patent of the United States and of all other countries that may be granted for such inventions; and

The Assignor hereby grants the attorney of record the power to insert on tills Confirmatory Assignment any further identification which may be necessary or desirable in order to comply with the rules of the United States Patent & Trademark Office for recordation of this document.

[Signature Page Follows]

3

IN WITNESS WHEREOF, I have executed this assignment at	Baltimore, MD	this 10th day of	September,	2014.
	(city, state)	(date)	(month)	(year)

AUDRA LYNN STINCHCOMB	/s/ Audra Lynn Stinchcomb
Inventor (Printed Name)	Inventor (Signature)

ACKNOWLEDGMENT

STATE OF	}
	}	SS:
COUNTY OF	}

Acknowledged before me, a Notary Public, within and for said County and State. Witness my hand and Notarial Seal this 10th day of September, 2014.

/s/ Angela S. Newman
Notary Public (Signature)

Angela S. Newman
Printed Name

My Commission Expires:	7/28/2018	Resident of Baltimore County.

4

ASSIGNMENT

WHEREAS, AUDRA LYNN STINCHCOMB, DANA CARMEL HAMMELL, STAN LEE BANKS and JOSH ELDRIDGE (hereinafter, referred to collectively as the “Inventors”) are the makers of certain inventions which are the subject of:

•                  United States Provisional Patent Application Serial No. 62/026,195, filed July 18, 201.4, entitled “Transdermal Patch” (“the Application”); and

WHEREAS, JOSH ELDRIDGE (hereinafter referred to as the “Assignor”), by virtue of his employment agreement with AllTranz, Inc., has agreed to assign his entire right, title, and interest in and to the Application and the inventions disclosed therein to Zynerba Pharmaceuticals, Inc., a Delaware corporation with its principal place of business located at 712 5th. Ave., New York N.Y. 10019, and successor-in-interest to AllTranz, Inc.;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, JOSH ELDRIDGE does hereby assign and transfer to Zynerba, the entire right, title, and interest in and to the Application and the inventions disclosed therein, including any and all patent applications filed in the United States thereupon, as well as all divisions and continuations thereof, and in all other countries claiming priority to the Application and the inventions disclosed therein, and any and all Letters Patent of the United States and of all other countries that may be granted for such inventions; and

The Assignor hereby grants the attorney of record the power to insert on this Confirmatory Assignment any further identification which may be necessary or desirable in order to comply with the rules of the United States Patent & Trademark Office for recordation of this document.

[Signature Page Follows]

1

IN WITNESS WHEREOF, I have executed this assignment at	Lexington, KY	this 10th day of	September,	2014.
	(city, state)	(date)	(month)	(year)

JOSH ELDRIDGE	/s/ Joshua K. Eldridge
Inventor (Printed Name)	Inventor (Signature)

ACKNOWLEDGMENT

STATE OF Kentucky	}
	}	SS:
COUNTY OF Fayette	}

Acknowledged before me, a Notary Public, within and for said County and State. Witness my hand and Notarial Seal this 10th day of September, 2014.

/s/ Lynette Wooldridge
Notary Public (Signature)

Lynette Wooldridge
Printed Name

My Commission Expires:	March 28, 2018	Resident of Fayette County.

2